Commitments and contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
Commitments and contingencies

Legal Proceedings:

The Company may be a party, as plaintiff or defendant, to lawsuits in various jurisdictions for demurrage, damages, off-hire and other claims and commercial disputes arising from the operation of its drilling rigs, in the ordinary course of business. The Company believes that the resolution of such claims either individually or in aggregate will not have a material adverse effect on the Company's operations or financial condition, and has currently no outstanding legal proceeding it considers material.

Pledged assets

The book value of assets pledged under mortgages and overdraft facilities at December 31, 2014 was $2,923.5 million.

Newbuilding Commitments
As of December 31, 2014, we had one contractual commitments under newbuilding contracts. The contract is for the construction of one semi-submersible drilling rig which is scheduled to be delivered in Q4 2015. The maturity schedule for the contractual commitments as of December 31, 2014 is as follows:

(In millions of U.S. dollars)	2015	2016	2017	2018	2019	2020 and thereafter
Newbuildings	454.4	—	—	—	—	—

The remaining contractual commitments for West Linus, $360 million, was financed with the $475 million Credit Facility entered into by SFL Linus Ltd in October 2013. Refer also to "Note 16 Long-term interest bearing debt and interest expenses" and "Note 26 Variable Interest Entity" for additional details regarding the facility. For the West Rigel we will need to secure additional financing for the remaining yard installment, which will be due upon delivery.

Leased Premises Commitments
The related operating lease commitments are summarized in the table below:

(In millions of U.S. dollars)	2015	2016	2017	2018	2019	2020 and thereafter
Leased premises	5.1	5.3	5.0	5.0	4.6	12.5

Guarantees
The Company has not issued any guarantees in favor of third parties.